COLLABORATION, RESEARCH AND DISTRIBUTION AGREEMENTS	12 Months Ended
Dec. 31, 2023
Disclosure Of Collaboration Agreement Abstract
COLLABORATION, RESEARCH AND DISTRIBUTION AGREEMENTS
NOTE 5: -	COLLABORATION, RESEARCH AND DISTRIBUTION AGREEMENTS-

Each of the following agreements amounted to 10% or more of the Company’s total revenues in 2023, 2022 and 2021:

a.
In March 2020, AgPlenus Ltd. entered into a multi-year collaboration with Corteva for the discovery and development of novel herbicides. Under the terms of the collaboration agreement, AgPlenus Ltd. and Corteva work together to optimize herbicide product candidates originating from the Company’s pipeline. Successful candidates from this collaboration are expected to be further developed by Corteva (see also Note 23e and Customer A in Note 22c).

b.
In August 2021, Canonic Ltd. entered into an agreement with customer C (see Note 22c) for the distribution in Israel of Canonic Ltd.’s medical cannabis products, through its distribution channels, on a consignment basis to licensed pharmacies, under the Canonic brand. The initial term of the agreement is 36 months.

c.
In November 2022, Casterra Ag Ltd. entered into an agreement with a customer, under which Casterra Ag Ltd. would sell to the customer castor seeds, equipment, machinery and materials. In November 2023, the agreement was extended until November 1, 2024.

d.
In June 2023, Casterra Ag Ltd. signed a framework agreement with a leading oil and gas energy company (Customer D, see Note 22c) for the sale of castor varieties at a commercial scale for biofuel production. Under the framework of the agreement, during June 2023, Casterra Ag Ltd. received an order totaling $9,100. In addition, during June 2023 Casterra Ag Ltd. received an additional order totaling approximately $2,200 to supply castor seeds.

e.
During July 2023, Lavie Bio entered a licensing agreement with Corteva, conferring exclusive rights to Corteva for advancing and commercializing Lavie Bio's lead bio-fungicides, LAV311 and LAV312. Lavie Bio received an initial payment of $5,000, in two installments, a first payment of $2,500 was received during September 2023 (see also Note 24d). In addition, Lavie Bio will also be eligible for additional future milestone payments and royalties from Corteva's sales of the products.

Additional agreements signed during 2022 and 2023:

f.
In August 2022, an affiliate company of ICL and Lavie Bio Ltd. entered a multi-year collaboration agreement for developing novel bio-stimulant products to enrich fertilizer efficiency. Under the Agreement, Lavie Bio Ltd. carries out dedicated product development programs, and Lavie Bio Ltd. and ICL will enter a licensing agreement that will define, among other aspects, Lavie Bio Ltd.’s consideration for commercialization of resulting products by ICL. As part of the collaboration, ICL invested through an affiliate company in Lavie Bio Ltd. $10,000 under a SAFE (see also Note 13).

g.
In May 2023 Evogene signed an agreement for an EU Horizon grant of approximately €1.2 million to support the creation of oil-seed crops that have high carbon-dioxide assimilation and enhanced drought tolerance. The project is expected to be executed over 32 months. In May 2023 Evogene received a pre-financing payment of approximately €0.9 million (approximately $1,023) from the grant mentioned above.